Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 7: INCOME TAXES

a. Corporate tax structure:

The Israeli corporate tax rate was 26% in 2009, 25% in 2010 and 24% in 2011.

On December 5, 2011, the Israeli Parliament (the Knesset) passed the Law for Tax Burden Reform (Legislative Amendments), 2011 ("the Law") which, among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate. The Law also increases the corporate tax rate to 25% in 2012. In view of this increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate were also increased accordingly.

In December 2010, the "Knesset" (Israeli Parliament) passed the Law for Economic Efficiency for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among others, amendments in the Investment Law. The amendment became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Investment Law were modified and a flat tax rate applies to the Company's entire preferred income. The Company will be able to apply (the waiver is non-recourse) the amendment and from then on it will be subject to the amended tax rates that are: 2011 and 2012 - 15%, 2013 and 2014 - 12.5% and in 2015 and thereafter - 12%.

The Company is not in development area A. The Company is examining the possible effect of the amendment on the financial statements, if at all, and has not yet decided whether to apply the amendment.

b. Tax benefits under Israel's Law for the Encouragement of Industry (Taxation), 1969:

The Company may currently qualify as an "industrial company" within the definition of the Law for the Encouragement of Industry (Taxation), as such, it may be eligible for certain tax benefits, including, inter alia, special depreciation rates for machinery, equipment and buildings, amortization of patents, certain other intangible property rights and deduction of share issuance expenses.

c. Net operating loss carryforwards:

As of December 31, 2011, the Company's net operating loss carryforwards for tax purposes amounted to approximately $ 73,311 (including capital loss carry forward of $ 15,000) which may be carried forward and offset against taxable income in the future, for an indefinite period.

As of December 31, 2011, for federal income tax purposes, the U.S. subsidiary had net operating loss carry-forwards of approximately $ 91,616. These losses may offset any future U.S. taxable income of the U.S. subsidiary and will expire in the years 2012 through 2025.

Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization.

Management currently believes that since the Company has a history of losses, and uncertainty with respect to future taxable income, it is more likely than not that some of the deferred tax assets regarding the loss carry forwards will not be utilized in the foreseeable future. Thus, a valuation allowance was provided to reduce deferred tax assets to their realizable value.

d. Deferred income taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2010 and 2011, the Company's deferred taxes were in respect of the following:

	December 31,
	2010	2011

Net operating loss carry-forwards (*)	$48,864	$54,075
Reserves and allowances	492	274
Property and Equipment	52	52
Research and development costs	669	642

Deferred tax assets before valuation allowance	50,077	55,043
Valuation allowance	(46,577)	(50,158)

Deferred tax asset	$3,500	$4,885

Domestic:
Current deferred tax asset, net	$1,559	$1,572
Non-current deferred tax asset, net	1,535	2,485

	3,094	4,057
Foreign:
Current deferred tax asset, net	381	424
Non-current deferred tax asset, net	25	404

	406	828

	$3,500	$4,885

(*) Including capital loss carry forwards of $ 3,824 in Israel.

e. For the year ended December 31, 2009, the main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of the benefits from accumulated net operating loss carryforwards due to the uncertainty of the realization of such tax benefits, as well as recognition of a deferred tax asset of $ 2,404 in respect of net operating loss carryforwards and temporary differences that are more likely than not to be realized in the foreseeable future. For the year ended December 31, 2010, the main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of the benefits from accumulated net operating loss carry forward due to the uncertainty of the realization of such tax benefits, as well as utilization of deferred tax asset of approximately $ 500 during 2010, offset by a recognition of a deferred tax asset of approximately $ 1,600 in respect of net operating loss carry-forwards and temporary differences that are more likely than not to be realized in the foreseeable future.

For the year ended December 31, 2011, the main reconciling items between the Company's statutory tax rate and the effective tax rate relates to changes in valuation allowance due to utilization of net operating loss carry forwards, recognition of net operating loss carry forward due to certainty of future realization of taxable income, and an increase in the Israeli tax rate (which resulted in an increase in the deferred tax asset) offset by increase in the exchange rate of the US dollars compared to the New Israeli Shekel.

f. Income before tax benefit consists of the following:

	Year ended December 31,
				2009	2010	2011

Israel	$2,573	$3,124	$3,114
U.S.	183	181	167

	$2,756	$3,305	$3,281

The Company is required to calculate and account for income taxes in each jurisdiction in which the Company or its subsidiary operate. Significant judgment is required in determining its worldwide provision for income taxes and recording the related assets and liabilities.

Tax benefit is comprised of the following:

	Year ended December 31,
				2009	2010	2011

Current taxes:
Foreign	$-	$(2)	$(2)
Domestic	-	-	70

	$-	$(2)	$68

Deferred taxes:
Foreign	$(135)	$(270)	$(357)
Domestic	(2,269)	(826)	(1,028)

	$(2404)	$(1096)	$(1,385)

	(2,404)	$(1,098)	$(1,317)

h. Tax assessments:

The Company has final tax assessments in Israel through 2006.